SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



                      Date of Report:  January 5, 1999


                             EASTERN EDISON COMPANY
          (Exact name of registrant as specified in this charter)


           Massachusetts                 1-8480          04-1123095
    (State or other jurisdiction of    (Commission    (I.R.S. Employer
   incorporation or organization)     File Number)   Identification No.)


     750 W. Center Street, West Bridgewater, Massachusetts    02109
     (Address of principal executive offices)               (Zip Code)


Item 5.   Other Events.

In a press release dated January 5, 1999, Eastern Utilities Associates (EUA) announced that its Montaup Electric Company subsidiary has agreed to transfer its remaining non-nuclear power purchase contracts to Constellation Power Source, Inc. As part of the transfer, Constellation will supply a portion of the energy needs for EUA's electric utility customers on Standard Offer service in Massachusetts and Rhode Island. Montaup is a direct subsidiary of Eastern Edison. Eastern Edison is a direct subsidiary of EUA. This transfer, subject to federal and state regulatory approvals, is expected to be completed in early 1999.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

Exhibit 99a  Press Release dated January 5, 1999.


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   EASTERN EDISON COMPANY
                                         (Registrant)


                                   By:  /s/ John R. Stevens
                                        John R. Stevens
                                        President



Date: January 5, 1999